UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 26, 2013

WELLS CORE OFFICE INCOME REIT, INC.
(Exact name of registrant specified in its charter)

Maryland	000-54248	26-0500668
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	IRS Employer Identification No.

6200 The Corners Parkway
Norcross, Georgia 30092-3365
(Address of principal executive offices)

Registrant's telephone number, including area code: (770) 449-7800

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Overview

On November 26, 2013, Wells Core Office Income REIT, Inc. (the “Registrant”) and its wholly owned subsidiary, Wells Core Office Income Operating Partnership, L.P. (the "Operating Partnership"), entered into an agreement with Wells Real Estate Funds, Inc., the Registrant's sponsor (“WREF”), and Wells Core Office Income REIT Advisory Services, LLC (the "Advisor," and together with WREF and their respective affiliates, “Wells”), pursuant to which the Registrant began its transition to a self-managed company. Subject to the terms and conditions of the agreements described in this Current Report, the Registrant anticipates that it will complete its transition to self-management on January 1, 2014 (the "Self-Management Transition Date"). However, there are no assurances that its transition to self-management will be completed as outlined herein. The Registrant will not pay the Advisor an internalization fee in connection with its transition to self-management.
Each of the agreements described in this Current Report were approved by the Registrant's Conflicts Committee of the Board of Directors, which is comprised of all of the Registrant's independent directors.
The Registrant anticipates that the transition to self-management will result in cost savings to the Registrant. The anticipated cost savings result primarily from the fact that the Registrant will no longer pay asset management fees to the Advisor, but these savings will be partially offset by an increase in general and administrative expenses as a result of the employment-related costs and other costs the Registrant will incur as a self-managed company.

Transition to Self-Management Agreement

On November 26, 2013, the Registrant and the Operating Partnership entered into a Transition to Self-Management Agreement with WREF and the Advisor (the "TSMA").
The TSMA provides that the amended and restated advisory agreement, effective as of June 11, 2013 (the "Revised Advisory Agreement"), pursuant to which the day-to-day business and affairs of the Registrant are currently managed by the Advisor, will terminate on December 31, 2013.
Pursuant to the TSMA, Wells has agreed to facilitate and support the Registrant's efforts to hire up to 13 employees of Wells identified by the Registrant who, as of the date of the TSMA, perform substantial services for the Registrant pursuant to the Revised Advisory Agreement (collectively, the “Targeted Personnel”). The Registrant will use commercially reasonable efforts to hire the Targeted Personnel selected by the Registrant by the Self-Management Transition Date and will provide any Targeted Personnel employed by the Registrant with such compensation and benefits as the Registrant determines. Wells will retain all obligations and liabilities for the Targeted Personnel arising out of or relating to their employment by Wells prior to the date upon which the Registrant hires the Targeted Personnel (such date, the “Employment Date”), and the Registrant will assume all obligations and liabilities for the Targeted Personnel arising on or after the Employment Date.
As described below in this Item 1.01, the Registrant, the Operating Partnership and Wells agreed to enter into, on the Self-Management Transition Date, a Transition Services Agreement in the form attached to the TSMA.
The information set forth herein with respect to the TSMA does not purport to be complete and is qualified in its entirety by the full text of the TSMA, a copy of which is filed as Exhibit 10.1 to this Current Report.
Transition Services Agreement
The TSMA provides that, effective as of the termination of the Revised Advisory Agreement on the Self-Management Transition Date, the Registrant and the Operating Partnership will enter into a Transition Services Agreement (the “TSA”) with WREF for the period ending June 30, 2014 pursuant to which WREF and its affiliates will provide certain consulting, support and transitional services (as set forth in the TSA) to the Registrant at the direction of the Registrant in order to facilitate the Registrant's successful transition to self‑management.

In exchange for the services provided by WREF under the TSA, the Registrant or the Operating Partnership will pay WREF a monthly consulting fee of $51,267 (the “Consulting Fee”). In addition to the Consulting Fee, the Registrant or the Operating Partnership will pay directly or reimburse WREF for any third-party expenses paid or incurred by WREF and its affiliates on behalf of the Registrant or the Operating Partnership in connection with the services provided pursuant to the TSA; provided, however, that (1) WREF will obtain written approval from the Registrant or the Operating Partnership prior to incurring any third-party expenses for the account of, or reimbursable by, the Registrant or the Operating Partnership and (2) the Registrant will not be required to reimburse WREF for any administrative service expenses, including WREF's overhead, personnel costs and costs of goods used in the performance of services under the TSA.
In addition, the TSA also provides that WREF will provide the Registrant and the Operating Partnership a portion of the office space located in Norcross, Georgia currently used and occupied by WREF (the "Office Space") commencing on the Self-Management Transition Date and terminating on June 30, 2014; however, the Registrant and Operating Partnership may terminate the Office Space upon 30 business days' written notice to WREF. The Registrant or the Operating Partnership will pay WREF a monthly rent of $4,552 pursuant to the TSA.

The TSA will remain in effect until June 30, 2014, unless otherwise terminated in accordance with the terms of the TSA. The TSA may be terminated (1) immediately by the Registrant or WREF for Cause (as defined in the TSA) or (2) by the Registrant or WREF upon 90 days' written notice for any reason, which notice may not be given prior to January 31, 2014. Following the termination of the TSA, WREF will not be entitled to continue to receive the Consulting Fee; provided, however, that (1) WREF will be entitled to receive from the Registrant or the Operating Partnership within 30 days after the termination date all unpaid reimbursements of expenses and all earned but unpaid Consulting Fees payable to WREF prior to the termination date, and (2) if the Registrant terminates the TSA without Cause prior to June 30, 2014, WREF will be entitled to receive the Consulting Fee through June 30, 2014.
The information set forth herein with respect to the TSA does not purport to be complete and is qualified in its entirety by the full text of the form of the TSA, a copy of which is filed as Exhibit 10.2 to this Current Report.
Item 9.01    Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1
Transition to Self-Management Agreement, dated as of November 26, 2013, by and among Wells Core Office Income REIT, Inc., Wells Core Office Income Operating Partnership, L.P., Wells Real Estate Funds, Inc., and Wells Core Office Income REIT Advisory Services, LLC

10.2	Form of Transition Services Agreement by and among Wells Core Office Income REIT, Inc., Wells Core Office Income Operating Partnership, L.P. and Wells Real Estate Funds, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WELLS CORE OFFICE INCOME REIT, INC.

Dated: November 26, 2013	By:	/s/ Glen F. Smith
Glen F. Smith
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1
Transition to Self-Management Agreement, dated as of November 26, 2013, by and among Wells Core Office Income REIT, Inc., Wells Core Office Income Operating Partnership, L.P., Wells Real Estate Funds, Inc., and Wells Core Office Income REIT Advisory Services, LLC

10.2	Form of Transition Services Agreement by and among Wells Core Office Income REIT, Inc., Wells Core Office Income Operating Partnership, L.P. and Wells Real Estate Funds, Inc.